                          [BANC OF AMERICA SECURITIES]
                                     [LOGO]

--------------------------------------------------------------------------------

                        ASSET-BACKED FUNDING CORPORATION
                   ASSET-BACKED CERTIFICATES, SERIES 2004-FF1

                                COLLATERAL ANNEX





                                 JULY 7TH, 2004

                               TABLE OF CONTENTS

          >>       DESCRIPTION OF TOTAL MORTGAGE LOANS           2
          >>       DESCRIPTION OF GROUP 2 MORTGAGE LOANS        17

* For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                         TOTAL MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                 TOTAL          MINIMUM        MAXIMUM
-----------------------------------------------------------------------------------------------------------------
 Cut-Off Date Aggregate Principal Balance                         $725,829,114.96
Number of Loans                                                             3,242
Average Original Loan Balance                                     $    224,063.55    $24,500.00    $1,000,000.00
Average Current Loan Balance                                      $    223,883.13    $24,447.76    $1,000,000.00
(1) Weighted Average Combined Original LTV                                  82.63%        21.24%          100.00%
(1) Weighted Average Gross Coupon                                           6.270%        3.999%           9.250%
(1) Weighted Average Gross Margin                                           4.776%        2.500%           7.750%
(1) Weighted Average Term to Next Rate Adjustment Date (months)                27             3               59
(1) Weighted Average Remaining Term to Maturity (months)                      358           357              359
(1) Weighted Average Credit Score                                             650           540              802
-----------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total

---------------------------------------------------------------------------------------------------------------------
                                                                                              PERCENT OF CUT-OFF DATE
                                                           RANGE                                 PRINCIPAL BALANCE
         Product Type                                      Adjustable                                 100.00%
                                                           Fixed                                        0.00%
         IO Loan %                                                                                     68.46%
         Lien                                              First                                      100.00%
                                                           Second                                       0.00%
          Property Type                                    SFR                                         64.81%
                                                           2-4 Family                                   3.65%
                                                           PUD                                         22.25%
                                                           Condominium                                  9.29%
           Occupancy Status                                Owner Occupied                              95.92%
                                                           Non-Owner Occupied                           3.14%
                                                           Second Home                                  0.94%
          Geographic Distribution                          California                                  51.04%
                                                           Florida                                      6.10%
                                                           Texas                                        3.60%
                                                           Michigan                                     3.27%
                                                           Illinois                                     3.18%

         Number of States (including DC)                                                                  44
         Largest Zip Code Concentration                    92860 (CA)                                   0.54%
         Loans with Prepayment Penalties                                                               87.50%
---------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                       PERCENT                                     W.A.        W.A.       W.A.
                        OF         AGGREGATE       OF LOANS                W.A.      W.A.     COMBINED    ORIGINAL  REMAINING   W.A.
                     MORTGAGE      PRINCIPAL     BY PRINCIPAL    W.A.      GROSS    CREDIT    ORIGINAL     TERM TO   TERM TO    LOAN
MORTGAGE COUPONS      LOANS         BALANCE        BALANCE       DTI      COUPON     SCORE       LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000             3     $    474,001.00       0.07%     52.44%      4.00%     726       75.78%       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500            17        6,449,137.18       0.89      43.07      4.411      699       75.42        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000           132       38,820,819.87       5.35      49.24      4.876      694       78.50        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           426      120,377,090.88      16.58      48.07      5.343      683       79.48        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           629      167,932,610.06      23.14      46.05      5.823      658       79.92        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500           594      143,689,402.76      19.80      43.72      6.324      646       82.76        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000           569      112,740,002.40      15.53      42.16      6.800      629       85.52        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500           408       71,387,917.91       9.84      41.98      7.297      617       86.77        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           283       41,145,166.13       5.67      40.70      7.805      611       88.29        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           117       14,763,500.10       2.03      41.35      8.270      618       88.65        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000            56        7,324,840.88       1.01      41.50      8.789      641       93.52        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500             8          724,625.79       0.10      41.33      9.147      681       89.57        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                3,242     $725,829,114.96     100.00%     44.66%     6.270%     650       82.63%       360        358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                       PERCENT                                    W.A.       W.A.        W.A.
                          OF        AGGREGATE        OF LOANS               W.A.      W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                       MORTGAGE     PRINCIPAL      BY PRINCIPAL    W.A.    GROSS     CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
COMBINED ORIGINAL LTV   LOANS        BALANCE         BALANCE       DTI     COUPON    SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               1    $    180,500.00        0.02%     41.00%     5.88%    653       21.24%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               2         124,803.36        0.02      28.60     7.225     561       29.55       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               4         338,214.90        0.05      38.87     7.120     557       32.76       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00              13       2,435,543.92        0.34      36.48     6.169     615       42.25       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00              15       3,305,604.97        0.46      39.07     6.231     614       48.75       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00              19       3,360,155.85        0.46      39.58     6.576     576       53.29       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00              33       6,626,173.64        0.91      39.33     6.322     605       57.40       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              72      18,595,068.56        2.56      35.15     6.180     615       63.34       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              81      22,799,145.04        3.14      40.80     6.251     629       68.40       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00             115      31,833,172.98        4.39      41.43     6.405     620       74.07       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00           1,484     358,697,426.39       49.42      48.02     5.775     661       79.85       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00             308      55,290,674.84        7.62      40.81     6.947     606       84.34       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00             517     103,322,332.49       14.24      42.24     6.853     635       89.66       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00             389      78,030,665.87       10.75      41.81     6.690     660       94.65       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00            189      40,889,632.15        5.63      42.83     7.338     700       99.95       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  3,242    $725,829,114.96      100.00%     44.66%    6.270%    650       82.63%      360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                   W.A.       W.A.        W.A.
                             OF         AGGREGATE      OF LOANS              W.A.      W.A.    COMBINED   ORIGINAL   REMAINING  W.A.
                          MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.    GROSS     CREDIT   ORIGINAL   TERM TO     TERM TO   LOAN
PRINCIPAL BALANCE          LOANS         BALANCE       BALANCE      DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00           55    $  2,242,861.03      0.31%     37.07%   7.680%     603       79.61%     360         358       2
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00        162      10,344,221.13      1.43      39.72    7.241      610       82.07      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00       275      24,182,839.36      3.33      41.70    7.057      616       82.95      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00      356      40,140,872.17      5.53      43.72    6.670      628       82.83      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00      359      49,157,386.09      6.77      44.10    6.700      632       84.72      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00      313      50,475,908.70      6.95      43.98    6.591      639       84.42      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00      301      56,440,783.20      7.78      45.54    6.346      640       83.20      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00      207      44,041,153.69      6.07      44.33    6.372      637       83.27      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00      178      42,514,653.65      5.86      47.17    6.232      641       83.02      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00      184      48,244,824.85      6.65      44.96    6.137      652       82.99      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00      172      49,403,176.60      6.81      46.96    6.124      655       83.45      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00      124      38,848,185.69      5.35      46.39    6.164      656       83.82      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00       79      26,652,934.85      3.67      45.77    6.186      650       83.26      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00       58      21,039,238.39      2.90      47.13    6.257      656       84.21      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00       70      27,272,800.81      3.76      46.56    6.185      653       84.44      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00       50      20,618,176.03      2.84      45.90    6.004      657       84.91      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00       31      13,558,059.59      1.87      43.02    6.182      664       85.19      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00       29      13,399,028.31      1.85      46.17    5.842      676       84.64      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00       24      11,815,202.08      1.63      47.25    5.722      678       81.83      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00       28      14,461,111.56      1.99      43.77    6.187      655       83.16      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00       22      11,839,569.79      1.63      39.90    6.027      659       80.68      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00       36      20,281,033.52      2.79      44.08    5.987      664       82.15      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00       29      17,196,429.39      2.37      43.16    5.832      676       77.32      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 625,000.00       18      11,011,666.83      1.52      43.77    5.629      683       79.23      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
625,000.01 - 650,000.00       18      11,442,742.33      1.58      41.63    5.721      689       81.82      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 675,000.00        8       5,331,316.88      0.73      44.28    6.295      664       76.90      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
675,000.01 - 700,000.00       14       9,676,653.00      1.33      42.88    5.982      667       76.92      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00        7       5,000,838.06      0.69      41.71    5.875      698       78.58      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
725,000.01 - 750,000.00       11       8,153,465.48      1.12      49.90    5.873      683       75.13      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 775,000.00        3       2,294,879.70      0.32      41.28    5.498      687       62.72      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
775,000.01 - 800,000.00        5       3,933,987.39      0.54      43.26    5.270      710       79.01      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 825,000.00        1         821,250.00      0.11      19.00    6.250      663       75.00      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
825,000.01 - 850,000.00        2       1,657,500.00      0.23      49.50    5.437      765       80.00      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
850,000.01 - 875,000.00        3       2,602,226.33      0.36      43.03    5.956      658       70.30      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 925,000.00        1         920,000.00      0.13      51.00    6.250      706       80.00      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
925,000.01 - 950,000.00        1         938,000.00      0.13      42.00    6.500      721       70.00      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
950,000.01 - 975,000.00        3       2,881,250.00      0.40      42.00    5.583      679       72.34      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
975,000.01 - 1,000,000.00      5       4,992,888.48      0.69      23.39    5.696      674       63.50      360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,242    $725,829,114.96    100.00%     44.66%   6.270%     650       82.63%     360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                       PERCENT                                  W.A.      W.A.       W.A.
                               OF         AGGREGATE       OF LOANS              W.A.     W.A.    COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY    LOANS         BALANCE        BALANCE      DTI     COUPON   SCORE      LTV     MATURITY   MATURITY  AGE
------------------------------------------------------------------------------------------------------------------------------------
360                          3,242     $725,829,114.96    100.00%     44.66%   6.270%     650     82.63%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,242     $725,829,114.96    100.00%     44.66%   6.270%     650     82.63%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                       PERCENT                                  W.A.      W.A.       W.A.
                               OF        AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED  ORIGINAL  REMAINING  W.A.
                            MORTGAGE     PRINCIPAL      BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL   TERM TO   TERM TO   LOAN
REMAINING TERM TO MATURITY   LOANS        BALANCE         BALANCE      DTI     COUPON   SCORE      LTV     MATURITY   MATURITY  AGE
------------------------------------------------------------------------------------------------------------------------------------
356 - 360                     3,242   $725,829,114.96     100.00%     44.66%   6.270%     650     82.63%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,242   $725,829,114.96     100.00%     44.66%   6.270%     650     82.63%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER                       PERCENT                                     W.A.        W.A.        W.A.
                     OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING     W.A.
                  MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO      LOAN
CREDIT SCORE       LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
801 - 850               1   $    166,020.42       0.02%      0.00%     7.875%    802        95.00%       360         358          2
------------------------------------------------------------------------------------------------------------------------------------
751 - 800             125     32,078,694.12       4.42      45.47      5.809     770        84.65        360         358          2
------------------------------------------------------------------------------------------------------------------------------------
701 - 750             396    106,487,484.41      14.67      45.46      6.018     721        84.84        360         358          2
------------------------------------------------------------------------------------------------------------------------------------
651 - 700             783    203,548,425.11      28.04      45.90      5.957     674        83.17        360         358          2
------------------------------------------------------------------------------------------------------------------------------------
601 - 650           1,051    239,895,751.28      33.05      45.16      6.220     629        82.91        360         358          2
------------------------------------------------------------------------------------------------------------------------------------
551 - 600             737    122,280,078.59      16.85      41.29      7.035     575        79.96        360         358          2
------------------------------------------------------------------------------------------------------------------------------------
501 - 550             149     21,372,661.03       2.94      41.99      7.384     545        75.64        360         357          3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              3,242   $725,829,114.96     100.00%     44.66%     6.270%    650        82.63%       360         358          2
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                     PERCENT                                  W.A.       W.A.        W.A.
                             OF       AGGREGATE       OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL    REMAINING   W.A.
                          MORTGAGE    PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL   TERM TO      TERM TO    LOAN
PROPERTY TYPE              LOANS       BALANCE        BALANCE      DTI     COUPON   SCORE      LTV      MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Single Family               2,215  $470,431,613.69      64.81%    44.35%    6.30%    644       82.50%      360         358        2
------------------------------------------------------------------------------------------------------------------------------------
PUD                           615   161,498,775.46      22.25     44.94    6.156     656       82.43       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Condo                         302    63,734,083.42       8.78     46.59    6.191     666       83.29       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Multi Family - 2 Units         81    20,246,972.25       2.79     44.74    6.576     665       85.34       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Condo >4                       14     3,701,409.76       0.51     40.97    6.933     657       85.86       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Multi Family - 3 Units         10     3,507,067.10       0.48     45.09    6.250     696       79.94       360         358        2
------------------------------------------------------------------------------------------------------------------------------------
Multi Family - 4 Units          5     2,709,193.28       0.37     40.45    6.200     661       80.88       360         357        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,242  $725,829,114.96     100.00%    44.66%   6.270%    650       82.63%      360         358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                       PERCENT                                     W.A.       W.A.         W.A.
                        OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED   ORIGINAL    REMAINING   W.A.
                     MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL   TERM TO      TERM TO    LOAN
OCCUPANCY STATUS      LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV      MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        3,077     $696,224,543.11     95.92%     44.76%    6.254%      648      82.53%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied      132       22,779,698.02      3.14      41.83      6.68       689      84.12        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Second Home              33        6,824,873.83      0.94      43.58     6.525       678      87.95        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                       PERCENT                                     W.A.       W.A.         W.A.
                        OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED   ORIGINAL    REMAINING   W.A.
                     MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL   TERM TO      TERM TO    LOAN
DOCUMENTATION         LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV      MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation    2,648     $596,310,616.13     82.16%     45.20%    6.159%      646      81.77%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Stated                  375       76,770,298.62     10.58      41.02     6.750       658      85.12        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Stated +                 99       29,035,781.99      4.00      42.40     6.705       684      95.42        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
No Doc                   71       12,056,823.73      1.66      42.00     7.419       704      81.48        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Limited                  49       11,655,594.49      1.61      46.69     6.524       655      79.82        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER                       PERCENT                                     W.A.        W.A.         W.A.
                     OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING     W.A.
                  MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO      LOAN
LOAN PURPOSE       LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
Purchase           1,967     $454,831,726.07     62.66%     46.18%    6.117%      666      83.85%        360         358         2
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi           1,078      230,527,421.72     31.76      42.27     6.506       623      80.45         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
R/T Refi             197       40,469,967.17      5.58      41.24     6.648       617      81.37         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%        360         358         2
------------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                       PERCENT                                     W.A.        W.A.         W.A.
                      OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING    W.A.
                   MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO     LOAN
PRODUCT TYPE        LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
2/28 6ML IO         1,409     $357,364,321.98     49.24%     47.51%    6.062%      652      82.49%        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
2/28 6ML            1,125      197,640,310.43     27.23      40.55     6.908       630      84.24         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
5/25 IO              387        92,571,177.47     12.75      42.80     5.880       675      79.81         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
3/27 IO              152        36,857,701.44      5.08      45.87     6.072       660      84.58         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
3/27 6ML              76        16,161,251.92      2.23      42.08     6.507       648      83.06         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
5/25 6ML              49        13,925,815.38      1.92      39.88     6.064       672      76.57         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
6ML IO                40        10,127,779.90      1.40      43.48     5.390       666      82.87         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
6ML                   2            760,533.61      0.10      49.51     6.212       675      77.89         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
1/29 6ML              2            420,222.83      0.06      32.74     6.054       634      86.41         360         358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%        360         358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                       PERCENT                                     W.A.        W.A.         W.A.
                      OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING    W.A.
                   MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO     LOAN
LIEN POSITION       LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
1                   3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%        360         358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%        360         358        2
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER                       PERCENT                                  W.A.      W.A.       W.A.
                              OF         AGGREGATE       OF LOANS               W.A.     W.A.   COMBINED  ORIGINAL  REMAINING   W.A.
                           MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS    CREDIT  ORIGINAL  TERM TO    TERM TO    LOAN
PREPAYMENT PENALTY TERM     LOANS         BALANCE        BALANCE      DTI      COUPON   SCORE     LTV     MATURITY  MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
0                            415      $ 90,703,127.98     12.50%     42.65%    6.640%     657    84.21%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------
12                           140        40,215,114.72      5.54      42.37     6.430      657    83.02       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
24                          2,035      450,413,177.31     62.05      45.43     6.259      645    82.24       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
36                           646       143,245,749.26     19.74      44.12     6.028      659    82.75       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
48                            6          1,251,945.69      0.17      45.40     6.038      654    83.68       360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,242     $725,829,114.96    100.00%     44.66%    6.270%     650    82.63%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                       NUMBER                       PERCENT                                   W.A.        W.A.         W.A.
                         OF         AGGREGATE       OF LOANS              W.A.      W.A.    COMBINED    ORIGINAL    REMAINING   W.A.
 GEOGRAPHIC           MORTGAGE      PRINCIPAL       BY PRIN.     W.A.    GROSS     CREDIT   ORIGINAL    TERM TO      TERM TO    LOAN
 DISTRIBUTION          LOANS         BALANCE        BALANCE      DTI     COUPON    SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
California             1,172     $370,485,579.14     51.04%     45.94%    5.931%     659      80.85%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Florida                  263       44,254,457.63      6.10      42.89     6.703      640      85.55        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Texas                    145       26,119,121.88      3.60      41.63     6.377      662      82.63        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Michigan                 162       23,701,489.01      3.27      42.62     6.935      622      86.13        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Illinois                 116       23,050,915.08      3.18      44.70     6.878      648      86.29        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Colorado                  96       19,005,405.68      2.62      44.43     6.304      632      84.84        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Nevada                    82       17,403,673.90      2.40      43.62     6.453      646      81.84        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                 91       17,391,157.61      2.40      43.17     6.455      644      85.20        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Maryland                  70       16,805,777.78      2.32      42.88     6.561      637      81.01        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                  103       16,156,220.13      2.23      44.04     6.518      646      85.45        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Washington                79       14,719,200.54      2.03      45.82     6.113      642      83.41        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Ohio                     116       14,519,254.85      2.00      41.04     6.984      612      87.35        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Oregon                    82       13,941,212.88      1.92      45.67     6.260      641      82.61        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
New York                  46       12,551,440.68      1.73      43.03     6.528      654      81.52        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts            47       11,555,614.72      1.59      42.81     6.616      654      83.35        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Virginia                  33        8,568,345.60      1.18      43.40     6.286      649      82.24        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
North Carolina            52        8,319,602.98      1.15      41.85     6.939      640      86.28        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Arizona                   45        7,928,487.48      1.09      43.11     6.346      629      83.73        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Utah                      55        7,544,727.45      1.04      47.32     6.336      641      84.64        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                 57        7,169,853.46      0.99      43.73     6.484      634      82.77        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                28        6,455,594.82      0.89      41.55     7.281      628      86.90        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania              48        6,014,858.12      0.83      40.60     7.183      618      84.37        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                 38        4,433,109.31      0.61      43.01     6.810      614      83.87        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Indiana                   34        3,786,807.98      0.52      39.81     7.234      603      88.25        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Missouri                  35        3,602,973.97      0.50      40.59     7.015      623      84.76        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Connecticut               16        3,108,872.23      0.43      45.71     6.705      659      83.09        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                  27        2,867,552.46      0.40      42.28     6.919      638      84.56        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
South Carolina            19        2,579,427.84      0.36      45.95     6.807      669      90.55        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire             13        2,314,676.64      0.32      45.17     7.106      680      90.13        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Alabama                   21        2,278,296.02      0.31      42.26     7.101      616      88.12        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Kansas                     7        1,642,889.81      0.23      39.86     6.806      686      80.24        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island               6        1,088,447.06      0.15      49.67     7.206      652      89.27        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Idaho                      6          913,830.08      0.13      46.61     7.110      576      84.90        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                  8          815,544.84      0.11      42.03     7.255      589      89.53        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                 5          721,707.36      0.10      40.59     7.462      678      91.71        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Maine                      3          547,384.51      0.08      42.00     7.510      654      85.33        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
Iowa                       7          460,040.00      0.06      45.92     7.341      587      86.16        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
West Virginia              1          287,900.00      0.04      55.00     5.500      717      79.99        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Delaware                   2          237,999.50      0.03      41.78     5.634      654      80.00        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                   2          135,177.24      0.02      48.28     7.018      595      82.08        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                   1          119,350.00      0.02      55.00     5.750      614      79.99        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                    1           85,378.91      0.01      24.00     7.750      566      90.00        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia       1           82,400.00      0.01      52.00     6.625      623      80.00        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
South Dakota               1           57,357.78      0.01      27.00     7.000      555      62.50        360         357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 3,242     $725,829,114.96    100.00%     44.66%    6.270%     650      82.63%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                       PERCENT                                     W.A.        W.A.         W.A.
                       OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING   W.A.
                    MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO    LOAN
GROSS MARGIN         LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500            1     $    150,001.00      0.02%     55.00%     4.000%     788       66.67%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000            5          916,398.99      0.13      45.60      5.474      717       73.50        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500          184       63,747,970.06      8.78      45.45      5.182      715       76.99        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000          473      139,135,357.02     19.17      46.61      5.537      677       77.91        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500          539      132,083,014.79     18.20      47.69      5.908      650       78.63        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000          500      113,353,178.51     15.62      44.09      6.302      643       81.84        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500          550      109,887,725.39     15.14      43.48      6.695      641       87.08        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000          477       87,586,735.14     12.07      42.58      6.972      622       89.38        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500          335       55,790,241.39      7.69      40.16      7.454      606       89.89        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000          130       17,958,370.50      2.47      41.16      7.974      593       89.88        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500           46        4,807,952.24      0.66      38.46      8.484      567       88.88        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            2          412,169.93      0.06      49.28      8.947      564       87.18        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,242     $725,829,114.96    100.00%     44.66%     6.270%     650       82.63%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER                       PERCENT                                     W.A.        W.A.         W.A.
                     OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING     W.A.
                  MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO      LOAN
INITIAL CAP        LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY      AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                 42     $ 10,888,313.51      1.50%     43.90%     5.447%     666      82.52%        360         358         2
------------------------------------------------------------------------------------------------------------------------------------
2.000                  2          420,222.83      0.06      32.74      6.054      634      86.41         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
3.000              3,198      714,520,578.62     98.44      44.68      6.283      650      82.63         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             3,242     $725,829,114.96    100.00%     44.66%     6.270%     650      82.63%        360         358         2
------------------------------------------------------------------------------------------------------------------------------------

PERIODIC RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                       PERCENT                                     W.A.        W.A.         W.A.
                       OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING   W.A.
                    MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO    LOAN
PERIODIC CAP         LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,242     $725,829,114.96    100.00%     44.66%    6.270%      650      82.63%        360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                       PERCENT                                     W.A.        W.A.         W.A.
                       OF         AGGREGATE       OF LOANS               W.A.      W.A.     COMBINED    ORIGINAL    REMAINING   W.A.
                    MORTGAGE      PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT    ORIGINAL    TERM TO      TERM TO    LOAN
MAXIMUM RATE         LOANS         BALANCE        BALANCE      DTI      COUPON    SCORE       LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           3     $    474,001.00      0.07%     52.44%     4.000%     726       75.78%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500         17        6,449,137.18      0.89      43.07      4.411      699       75.42        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000        132       38,820,819.87      5.35      49.24      4.876      694       78.50        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500        427      120,723,590.88     16.63      48.03      5.346      683       79.52        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000        629      167,932,610.06     23.14      46.05      5.823      658       79.92        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500        592      142,635,437.69     19.65      43.74      6.323      646       82.77        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000        569      112,740,002.40     15.53      42.16        6.8      629       85.52        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500        409       72,095,382.98      9.93      42.01      7.289      618       86.66        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000        283       41,145,166.13      5.67      40.70      7.805      611       88.29        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500        117       14,763,500.10      2.03      41.35       8.27      618       88.65        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000         56        7,324,840.88      1.01      41.50      8.789      641       93.52        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500          8          724,625.79      0.10      41.33      9.147      681       89.57        360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,242     $725,829,114.96    100.00%     44.66%     6.270%     650       82.63%       360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES

------------------------------------------------------------------------------------------------------------------------------------
                   NUMBER                         PERCENT                                      W.A.       W.A.         W.A.
                     OF         AGGREGATE         OF LOANS                W.A.      W.A.     COMBINED   ORIGINAL    REMAINING   W.A.
                  MORTGAGE      PRINCIPAL       BY PRINCIPAL    W.A.     GROSS     CREDIT    ORIGINAL   TERM TO      TERM TO    LOAN
MINIMUM RATE       LOANS         BALANCE          BALANCE       DTI      COUPON    SCORE       LTV      MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000          3      $    474,001.00        0.07%     52.44%     4.000%     726      75.78%      360         358         2
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500         17         6,449,137.18        0.89      43.07      4.411      699      75.42       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000        132        38,820,819.87        5.35      49.24      4.876      694      78.50       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500        426       120,377,090.88       16.58      48.07      5.343      683      79.48       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000        629       167,932,610.06       23.14      46.05      5.823      658      79.92       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500        594       143,689,402.76       19.80      43.72      6.324      646      82.76       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000        569       112,740,002.40       15.53      42.16      6.800      629      85.52       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500        408        71,387,917.91        9.84      41.98      7.297      617      86.77       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000        283        41,145,166.13        5.67      40.70      7.805      611      88.29       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500        117        14,763,500.10        2.03      41.35      8.270      618      88.65       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000         56         7,324,840.88        1.01      41.50      8.789      641      93.52       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500          8           724,625.79        0.10      41.33      9.147      681      89.57       360         358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             3,242      $725,829,114.96      100.00%     44.66%     6.270%     650      82.63%      360         358         2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                      PERCENT                                 W.A.       W.A.        W.A.
                               OF        AGGREGATE       OF LOANS              W.A.     W.A.   COMBINED   ORIGINAL   REMAINING  W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT  ORIGINAL   TERM TO     TERM TO   LOAN
NEXT RATE ADJUSTMENT DATE    LOANS        BALANCE        BALANCE      DTI     COUPON   SCORE     LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2004                  6    $  2,953,784.33      0.41%     51.17%    5.319%    664     83.14%      360        357      3
------------------------------------------------------------------------------------------------------------------------------------
November 1, 2004                35       7,814,529.18      1.08      41.05     5.518     666     82.33       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
December 1, 2004                 1         120,000.00      0.02      50.00     3.999     711     80.00       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2005                    1         150,777.61      0.02      43.00     6.375     601     80.00       360        357      3
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2005                      1         269,445.22      0.04      27.00     5.875     652     90.00       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2006                1,062     223,066,467.41     30.73      45.53     6.331     642     82.86       360        357      3
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2006                  1,462     330,100,012.81     45.48      44.84     6.381     646     83.25       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2006                    10       1,838,152.19      0.25      44.32     7.004     651     88.76       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2007                   62      13,326,096.49      1.84      43.96     6.425     645     86.71       360        357      3
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2007                    166      39,692,856.87      5.47      45.00     6.131     660     83.25       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2009                  192      45,906,974.68      6.32      42.14     5.885     671     78.80       360        357      3
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2009                    243      60,269,668.17      8.30      42.56     5.915     676     79.76       360        358      2
------------------------------------------------------------------------------------------------------------------------------------
June 1, 2009                     1         320,350.00      0.04      54.00     6.625     757     94.99       360        359      1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,242    $725,829,114.96    100.00%     44.66%    6.270%    650     82.63%      360        358      2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                        GROUP II MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                  TOTAL         MINIMUM         MAXIMUM
-------                                                                  -----         -------         -------
------------------------------------------------------------------------------------------------------------------
 Cut-Off Date Aggregate Principal Balance                          $253,926,751.87
Number of Loans                                                                516
Average Original Loan Balance                                      $    492,501.86    $59,500.00    $1,000,000.00
Average Current Loan Balance                                       $    492,106.11    $59,417.83    $1,000,000.00
(1) Weighted Average Combined Original LTV                                   81.09%        40.47%          100.00%
(1) Weighted Average Gross Coupon                                            5.966%        4.125%           8.990%
(1) Weighted Average Gross Margin                                            4.380%        3.000%           7.750%
(1) Weighted Average Term to Next Rate Adjustment Date (months)                 28             3               58
(1) Weighted Average Remaining Term to Maturity (months)                       358           357              358
(1) Weighted Average Credit Score                                              668           540              799
------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total

------------------------------------------------------------------------------------------------------------------
                                                                                           PERCENT OF CUT-OFF DATE
                                                           RANGE                              PRINCIPAL BALANCE
                                                           -----                              -----------------
         Product Type                                      Adjustable                               100.00%
                                                           Fixed                                      0.00%
         IO Loan %                                                                                   77.18%
         Lien                                              First                                    100.00%
                                                           Second                                     0.00%

         Property Type                                     SFR                                       60.47%
                                                           PUD                                       28.11%
                                                           2-4 Family                                 3.02%
                                                           Condominium                                8.40%

        Occupancy Status                                   Owner Occupied                            97.74%
                                                           Non-Owner Occupied                         1.25%
                                                           Second Home                                1.01%

         Geographic Distribution                           California                                72.74%
                                                           Florida                                    3.46%
                                                           Texas                                      3.21%
                                                           Maryland                                   2.46%
                                                           Nevada                                     2.10%

         Number of States                                                                               25
         Largest Zip Code Concentration                    92679 (CA)                                 1.46%
         Loans with Prepayment Penalties                                                             87.71%
------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                        PERCENT                                   W.A.        W.A.        W.A.
                       OF          AGGREGATE       OF LOANS              W.A.     W.A.     COMBINED    ORIGINAL    REMAINING    W.A.
                    MORTGAGE       PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT    ORIGINAL    TERM TO      TERM TO     LOAN
MORTGAGE COUPONS     LOANS          BALANCE        BALANCE      DTI     COUPON   SCORE       LTV       MATURITY    MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500           7       $  3,913,110.68      1.54%     38.75%    4.425%    697      73.95%       360          358        2
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000          38         18,372,039.21      7.24      47.68     4.887     699      78.35        360          357        3
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500         109         56,197,478.72     22.13      46.56     5.346     690      79.25        360          358        2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000         139         71,290,762.58     28.08      44.52     5.830     665      79.45        360          358        2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500         117         58,780,244.50     23.15      42.54     6.321     663      82.01        360          358        2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000          61         26,861,453.37     10.58      40.89     6.787     634      86.38        360          358        2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500          33         13,985,281.92      5.51      43.58     7.247     632      87.45        360          358        2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           7          2,306,379.60      0.91      43.76     7.782     625      84.39        360          358        2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           3          1,473,214.16      0.58      47.36     8.217     698      77.46        360          358        2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           2            746,787.13      0.29      45.62     8.858     663      94.42        360          357        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                516       $253,926,751.87    100.00%     44.24%    5.966%    668      81.09%       360          358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                        PERCENT                                  W.A.        W.A.       W.A.
                           OF          AGGREGATE      OF LOANS              W.A.      W.A.    COMBINED    ORIGINAL   REMAINING  W.A.
                        MORTGAGE       PRINCIPAL    BY PRINCIPAL   W.A.    GROSS     CREDIT   ORIGINAL    TERM TO     TERM TO   LOAN
COMBINED ORIGINAL LTV    LOANS          BALANCE        BALANCE     DTI     COUPON    SCORE      LTV       MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00               1       $    767,144.73      0.30%     41.00%    4.990%    673      40.47%       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00               2          1,196,955.66      0.47      38.00     5.875     646      50.00        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               2          1,057,738.37      0.42      42.77     6.697     571      53.35        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00               5          2,362,343.35      0.93      42.19     6.557     630      57.64        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              12          8,027,864.47      3.16      29.63     5.949     645      63.47        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              18         11,394,585.17      4.49      40.68     6.197     656      68.36        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              31         17,734,721.47      6.98      41.39     6.185     640      74.38        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00             283        142,686,247.40     56.19      46.63     5.644     677      79.82        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00              28         11,477,990.82      4.52      39.19     6.435     622      84.31        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00              62         26,785,515.83     10.55      44.20     6.445     654      89.66        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00              45         18,784,039.60      7.40      41.50     6.457     675      94.50        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00             27         11,651,605.00      4.59      43.60     6.905     703     100.00        360         358      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    516       $253,926,751.87    100.00%     44.24%    5.966%    668      81.09%       360         358      2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

 CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                      PERCENT                                 W.A.       W.A.       W.A.
                               OF        AGGREGATE      OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING  W.A.
                            MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL   TERM TO     TERM TO   LOAN
PRINCIPAL BALANCE            LOANS        BALANCE        BALANCE     DTI     COUPON   SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00           1     $     59,417.83      0.02%    52.00%    7.875%    567      85.00%      360         358      2
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00          1           79,877.86      0.03     30.00     7.375     543      61.07       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00         1          105,450.00      0.04     42.00     6.500     660      95.00       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00         1          183,600.00      0.07     34.00     6.750     614      80.00       360         357      3
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00         1          227,200.00      0.09     53.00     5.750     668      80.00       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00         1          308,000.00      0.12     55.00     4.875     697      80.00       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00        47       16,082,885.35      6.33     45.26     6.231     649      84.18       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00        54       19,598,502.79      7.72     47.12     6.133     654      83.60       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00        64       24,931,736.57      9.82     46.91     6.120     654      84.04       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00        50       20,618,176.03      8.12     45.90     6.004     657      84.91       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00        31       13,558,059.59      5.34     43.02     6.182     664      85.19       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00        29       13,399,028.31      5.28     46.17     5.842     676      84.64       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00        24       11,815,202.08      4.65     47.25     5.722     678      81.83       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00        28       14,461,111.56      5.69     43.77     6.187     655      83.16       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00        22       11,839,569.79      4.66     39.90     6.027     659      80.68       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 575,000.00        36       20,281,033.52      7.99     44.08     5.987     664      82.15       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00        28       16,611,253.36      6.54     43.53     5.800     679      77.46       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 625,000.00        18       11,011,666.83      4.34     43.77     5.629     683      79.23       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
625,000.01 - 650,000.00        15        9,550,725.08      3.76     41.77     5.658     691      81.52       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
650,000.01 - 675,000.00         8        5,331,316.88      2.10     44.28     6.295     664      76.90       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
675,000.01 - 700,000.00        14        9,676,653.00      3.81     42.88     5.982     667      76.92       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
700,000.01 - 725,000.00         7        5,000,838.06      1.97     41.71     5.875     698      78.58       360         357      3
------------------------------------------------------------------------------------------------------------------------------------
725,000.01 - 750,000.00        11        8,153,465.48      3.21     49.90     5.873     683      75.13       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 775,000.00         3        2,294,879.70      0.90     41.28     5.498     687      62.72       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
775,000.01 - 800,000.00         5        3,933,987.39      1.55     43.26     5.270     710      79.01       360         357      3
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 825,000.00         1          821,250.00      0.32     19.00     6.250     663      75.00       360         357      3
------------------------------------------------------------------------------------------------------------------------------------
825,000.01 - 850,000.00         2        1,657,500.00      0.65     49.50     5.437     765      80.00       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
850,000.01 - 875,000.00         3        2,602,226.33      1.02     43.03     5.956     658      70.30       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
900,000.01 - 925,000.00         1          920,000.00      0.36     51.00     6.250     706      80.00       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
925,000.01 - 950,000.00         1          938,000.00      0.37     42.00     6.500     721      70.00       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
950,000.01 - 975,000.00         3        2,881,250.00      1.13     42.00     5.583     679      72.34       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
975,000.01 - 1,000,000.00       5        4,992,888.48      1.97     23.39     5.696     674      63.50       360         358      2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        516     $253,926,751.87    100.00%    44.24%    5.966%    668      81.09%      360         358      2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                        PERCENT                                W.A.      W.A.       W.A.
                                OF         AGGREGATE        OF LOANS             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                             MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.   GROSS    CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
ORIGINAL TERM TO MATURITY     LOANS         BALANCE         BALANCE      DTI    COUPON   SCORE     LTV     MATURITY   MATURITY  AGE
------------------------------------------------------------------------------------------------------------------------------------
360                            516      $253,926,751.87     100.00%     44.24%  5.966%    668     81.09%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         516      $253,926,751.87     100.00%     44.24%  5.966%    668     81.09%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                        PERCENT                                W.A.      W.A.       W.A.
                                OF         AGGREGATE        OF LOANS             W.A.     W.A.   COMBINED  ORIGINAL  REMAINING  W.A.
                             MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.   GROSS    CREDIT  ORIGINAL   TERM TO   TERM TO   LOAN
REMAINING TERM TO MATURITY    LOANS         BALANCE         BALANCE      DTI    COUPON   SCORE     LTV     MATURITY   MATURITY  AGE
------------------------------------------------------------------------------------------------------------------------------------
356 - 360                      516      $253,926,751.87     100.00%     44.24%  5.966%    668     81.09%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         516      $253,926,751.87     100.00%     44.24%  5.966%    668     81.09%      360       358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                       PERCENT                                    W.A.       W.A.       W.A.
                           OF        AGGREGATE        OF LOANS               W.A.      W.A.    COMBINED   ORIGINAL  REMAINING   W.A.
                        MORTGAGE     PRINCIPAL      BY PRINCIPAL    W.A.     GROSS    CREDIT   ORIGINAL    TERM TO   TERM TO    LOAN
CREDIT SCORE             LOANS        BALANCE         BALANCE       DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
751 - 800                  27     $ 13,429,257.89       5.29%      44.05%    5.678%    774      83.86%       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
701 - 750                  97       49,332,539.48      19.43       45.25     5.742     722      82.58        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
651 - 700                 167       87,401,072.02      34.42       44.76     5.769     675      81.07        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
601 - 650                 173       83,405,132.31      32.85       43.26     6.149     633      80.68        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
551 - 600                  45       18,077,329.60       7.12       43.22     6.796     583      77.90        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
501 - 550                   7        2,281,420.57       0.90       47.98     6.816     545      72.88        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    516     $253,926,751.87     100.00%      44.24%    5.966%    668      81.09%       360       358        2
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                       PERCENT                                    W.A.       W.A.       W.A.
                           OF        AGGREGATE        OF LOANS               W.A.      W.A.    COMBINED   ORIGINAL  REMAINING   W.A.
                        MORTGAGE     PRINCIPAL      BY PRINCIPAL    W.A.     GROSS    CREDIT   ORIGINAL    TERM TO   TERM TO    LOAN
PROPERTY TYPE            LOANS        BALANCE         BALANCE       DTI     COUPON    SCORE      LTV      MATURITY   MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Single Family             316     $153,557,301.54      60.47%      43.77%    5.959%    665      80.91%       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
PUD                       137       71,366,827.85      28.11       44.51     5.928     667      80.42        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
Condo                      43       18,586,446.23       7.32       47.11     6.065     681      83.95        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
Multi Family - 2 Units     11        5,946,443.01       2.34       45.92     5.949     684      83.86        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
Condo >4                    6        2,738,905.84       1.08       40.58     6.792     656      85.43        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
Multi Family - 3 Units      3        1,730,827.40       0.68       42.27     5.842     738      76.67        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    516     $253,926,751.87     100.00%      44.24%    5.966%    668      81.09%       360       358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY STATUS

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                        PERCENT                                     W.A.       W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.       W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.      GROSS     CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
OCCUPANCY STATUS      LOANS         BALANCE         BALANCE      DTI      COUPON     SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         503      $248,182,528.15       97.74%     44.33%     5.958%     667      81.06%       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied       7         3,179,622.50        1.25      38.42      6.282      700      78.33        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
Second Home              6         2,564,601.22        1.01      42.18      6.344      695      86.57        360        357       3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 516      $253,926,751.87      100.00%     44.24%     5.966%     668      81.09%       360        358       2
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                        PERCENT                                     W.A.       W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.       W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL   W.A.      GROSS     CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DOCUMENTATION         LOANS         BALANCE         BALANCE      DTI      COUPON     SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation     428      $214,728,527.20       84.56%     44.58%     5.868%     667      80.42%       360        358       2
------------------------------------------------------------------------------------------------------------------------------------
Stated                  38        16,397,082.36        6.46      39.53      6.282      662      81.27        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
Stated +                33        15,070,895.84        5.94      44.25      6.642      691      93.74        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
Limited                  9         4,228,235.26        1.67      45.03      6.357      651      73.05        360        357       3
------------------------------------------------------------------------------------------------------------------------------------
No Doc                   8         3,502,011.21        1.38      42.00      7.116      690      76.58        360        358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 516      $253,926,751.87      100.00%     44.24%     5.966%     668      81.09%       360        358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                          PERCENT                                      W.A.       W.A.        W.A.
                    OF          AGGREGATE         OF LOANS                W.A.      W.A.     COMBINED   ORIGINAL   REMAINING    W.A.
                 MORTGAGE       PRINCIPAL       BY PRINCIPAL     W.A.     GROSS    CREDIT    ORIGINAL    TERM TO    TERM TO     LOAN
LOAN PURPOSE      LOANS          BALANCE          BALANCE        DTI     COUPON    SCORE       LTV      MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
Purchase           333       $168,676,012.84       66.43%       45.11%    5.847%    680       81.99%       360        358         2
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi           151         70,969,198.66       27.95        42.79     6.163     645       79.02        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
R/T Refi            32         14,281,540.37        5.62        40.96     6.401     636       80.61        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             516       $253,926,751.87      100.00%       44.24%    5.966%    668       81.09%       360        358         2
------------------------------------------------------------------------------------------------------------------------------------

PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                          PERCENT                                      W.A.       W.A.        W.A.
                    OF          AGGREGATE         OF LOANS                W.A.      W.A.     COMBINED   ORIGINAL   REMAINING    W.A.
                 MORTGAGE       PRINCIPAL       BY PRINCIPAL     W.A.     GROSS    CREDIT    ORIGINAL    TERM TO    TERM TO     LOAN
PRODUCT TYPE      LOANS          BALANCE          BALANCE        DTI     COUPON    SCORE       LTV      MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
2/28 6ML IO        293       $146,544,138.91       57.71%       46.15%    5.927%    666       81.81%       360        358         2
------------------------------------------------------------------------------------------------------------------------------------
2/28 6ML            89         43,375,337.28       17.08        40.55     6.401     661       80.95        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
5/25 IO             65         30,428,249.69       11.98        40.72     5.676     682       79.53        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
3/27 IO             29         13,530,516.42        5.33        43.87     5.922     670       82.99        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
5/25 6ML            13          7,666,473.27        3.02        40.92     5.877     683       73.55        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
3/27 6ML            15          6,361,339.44        2.51        42.87     6.053     658       76.18        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
6ML IO              11          5,489,784.33        2.16        46.46     5.327     658       82.95        360        357         3
------------------------------------------------------------------------------------------------------------------------------------
6ML                  1            530,912.53        0.21        48.00     5.875     717       80.00        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             516       $253,926,751.87      100.00%       44.24%    5.966%    668       81.09%       360        358         2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

LIEN POSITION

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.        W.A.
                             OF        AGGREGATE       OF LOANS             W.A.      W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LIEN POSITION              LOANS        BALANCE        BALANCE      DTI    COUPON    SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1                           516     $253,926,751.87    100.00%     44.24%   5.966%    668      81.09%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      516     $253,926,751.87    100.00%     44.24%   5.966%    668      81.09%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                           NUMBER                      PERCENT                                  W.A.       W.A.        W.A.
                             OF        AGGREGATE       OF LOANS             W.A.      W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                          MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.    GROSS    CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PREPAYMENT PENALTY TERM    LOANS        BALANCE        BALANCE      DTI    COUPON    SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
0                            62     $ 31,213,341.05     12.29%     42.69%   6.282%    666      81.46%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------
12                           44       21,709,568.81      8.55      41.22    6.159     673      82.05        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
24                          309      154,093,567.79     60.68      45.65    5.934     664      80.58        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
36                           95       45,658,328.53     17.98      41.88    5.767     679      82.01        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
48                            6        1,251,945.69      0.49      45.40    6.038     654      83.68        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      516     $253,926,751.87    100.00%     44.24%   5.966%    668      81.09%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                          PERCENT                                  W.A.        W.A.        W.A.
                        OF          AGGREGATE         OF LOANS             W.A.      W.A.    COMBINED    ORIGINAL   REMAINING   W.A.
GEOGRAPHIC           MORTGAGE       PRINCIPAL         BY PRIN.    W.A.     GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO    LOAN
DISTRIBUTION          LOANS          BALANCE          BALANCE     DTI     COUPON    SCORE      LTV       MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
California             370       $184,697,538.19       72.74%    45.20%    5.851%    671      81.12%        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Florida                 19          8,789,158.93        3.46     41.83     6.382     649      80.46         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Texas                   14          8,146,086.34        3.21     41.31     5.940     679      76.92         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Maryland                12          6,242,451.12        2.46     38.91     6.384     652      75.80         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Nevada                  11          5,328,940.50        2.10     42.33     6.215     675      82.39         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
New York                10          5,000,123.88        1.97     40.27     6.178     645      78.14         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Illinois                10          4,421,711.29        1.74     42.36     6.517     696      82.79         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Michigan                 9          3,421,967.23        1.35     42.19     6.482     635      83.26         360        357        3
------------------------------------------------------------------------------------------------------------------------------------
Colorado                 8          3,212,364.42        1.27     40.87     6.252     639      87.57         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Virginia                 5          3,000,809.26        1.18     35.86     6.141     657      76.68         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Massachussetts           5          2,681,557.09        1.06     38.32     6.479     699      86.16         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                  5          2,517,613.00        0.99     46.66     6.270     649      83.73         360        357        3
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                6          2,461,877.78        0.97     45.53     6.107     657      86.83         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Arizona                  5          2,223,548.42        0.88     44.30     6.235     624      84.50         360        357        3
------------------------------------------------------------------------------------------------------------------------------------
Washington               5          2,179,614.40        0.86     46.27     6.035     645      84.26         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                3          1,633,684.26        0.64     36.63     5.898     659      80.00         360        357        3
------------------------------------------------------------------------------------------------------------------------------------
Oregon                   4          1,582,159.66        0.62     46.01     6.284     635      77.01         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
North Carolina           3          1,315,000.00        0.52     38.36     6.793     648      86.51         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Kansas                   1            938,000.00        0.37     42.00     6.500     721      70.00         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Connecticut              2            891,065.07        0.35     42.73     6.552     682      76.03         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
New Jersey               2            877,154.38        0.35     39.56     7.113     635      95.00         360        357        3
------------------------------------------------------------------------------------------------------------------------------------
Missouri                 2            765,131.77        0.30     40.22     6.553     633      82.95         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Utah                     2            721,317.02        0.28     53.06     6.314     688      87.93         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Ohio                     2            507,877.86        0.20     42.64     5.058     711      77.02         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Indiana                  1            370,000.00        0.15     54.00     6.375     631      87.06         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
Total:                 516       $253,926,751.87      100.00%    44.24%    5.966%    668      81.09%        360        358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                          PERCENT                                      W.A.        W.A.        W.A.
                    OF          AGGREGATE         OF LOANS                 W.A.      W.A.    COMBINED    ORIGINAL   REMAINING   W.A.
                 MORTGAGE       PRINCIPAL       BY PRINCIPAL     W.A.      GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO    LOAN
GROSS MARGIN      LOANS          BALANCE          BALANCE        DTI      COUPON    SCORE      LTV       MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000        1       $    530,912.53        0.21%       48.00%     5.875%    717      80.00%        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500       71         39,814,273.06       15.68        44.19      5.207     713      76.96         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000      132         70,929,647.55       27.93        44.48      5.600     676      77.09         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500      105         51,640,891.19       20.34        46.52      6.009     655      78.47         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000       76         36,741,328.18       14.47        41.79      6.257     659      84.63         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500       63         26,743,997.47       10.53        44.27      6.502     647      88.24         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000       44         18,646,734.97        7.34        43.11      6.863     643      90.21         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500       19          7,308,398.22        2.88        40.51      7.253     623      91.05         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000        4          1,233,068.70        0.49        43.27      7.519     632      94.61         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000        1            337,500.00        0.13        50.00      8.990     567      87.66         360        358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             516       $253,926,751.87      100.00%       44.24%     5.966%    668      81.09%        360        358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                     W.A.       W.A.        W.A.
                       OF         AGGREGATE         OF LOANS                W.A.      W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL       BY PRINCIPAL     W.A.     GROSS    CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
INITIAL CAP          LOANS         BALANCE          BALANCE        DTI     COUPON    SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                  12      $  6,020,696.86        2.37%       46.59%   5.375%     663      82.69%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------
3.000                 504       247,906,055.01       97.63        44.18    5.981      668      81.05        360        358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                516      $253,926,751.87      100.00%       44.24%   5.966%     668      81.09%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------

PERIODIC RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                     W.A.       W.A.        W.A.
                       OF         AGGREGATE         OF LOANS                W.A.      W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL       BY PRINCIPAL     W.A.     GROSS    CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PERIODIC CAP         LOANS         BALANCE          BALANCE        DTI     COUPON    SCORE      LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
1.000                 516      $253,926,751.87      100.00%       44.24%   5.966%     668      81.09%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                516      $253,926,751.87      100.00%       44.24%   5.966%     668      81.09%       360        358        2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES

------------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                    W.A.        W.A.        W.A.
                      OF         AGGREGATE         OF LOANS               W.A.      W.A.    COMBINED    ORIGINAL   REMAINING    W.A.
                   MORTGAGE      PRINCIPAL       BY PRINCIPAL    W.A.     GROSS    CREDIT   ORIGINAL     TERM TO    TERM TO     LOAN
MAXIMUM RATE        LOANS         BALANCE          BALANCE       DTI     COUPON    SCORE      LTV       MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500        7      $  3,913,110.68        1.54%      38.75%    4.425%    697      73.95%        360        358         2
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000       38        18,372,039.21        7.24       47.68     4.887     699      78.35         360        357         3
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500      110        56,543,978.72       22.27       46.49     5.352     690      79.33         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000      139        71,290,762.58       28.08       44.52     5.830     665      79.45         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500      115        57,726,279.43       22.73       42.56     6.319     662      82.03         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000       61        26,861,453.37       10.58       40.89     6.787     634      86.38         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500       34        14,692,746.99        5.79       43.65     7.211     635      86.85         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000        7         2,306,379.60        0.91       43.76     7.782     625      84.39         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500        3         1,473,214.16        0.58       47.36     8.217     698      77.46         360        358         2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000        2           746,787.13        0.29       45.62     8.858     663      94.42         360        357         3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:               516      $253,926,751.87      100.00%      44.24%    5.966%    668      81.09%        360        358         2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES

------------------------------------------------------------------------------------------------------------------------------------
                  NUMBER                        PERCENT                                      W.A.        W.A.         W.A.
                    OF         AGGREGATE        OF LOANS               W.A.       W.A.     COMBINED    ORIGINAL    REMAINING    W.A.
                 MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS     CREDIT    ORIGINAL     TERM TO     TERM TO     LOAN
MINIMUM RATE      LOANS         BALANCE         BALANCE       DTI     COUPON     SCORE       LTV       MATURITY     MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500        7      $  3,913,110.68       1.54%      38.75%    4.425%     697       73.95%        360         358         2
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000       38        18,372,039.21       7.24       47.68     4.887      699       78.35         360         357         3
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500      109        56,197,478.72      22.13       46.56     5.346      690       79.25         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000      139        71,290,762.58      28.08       44.52     5.830      665       79.45         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500      117        58,780,244.50      23.15       42.54     6.321      663       82.01         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000       61        26,861,453.37      10.58       40.89     6.787      634       86.38         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500       33        13,985,281.92       5.51       43.58     7.247      632       87.45         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000        7         2,306,379.60       0.91       43.76     7.782      625       84.39         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500        3         1,473,214.16       0.58       47.36     8.217      698       77.46         360         358         2
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000        2           746,787.13       0.29       45.62     8.858      663       94.42         360         357         3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:             516      $253,926,751.87     100.00%      44.24%   5.966%      668       81.09%        360         358         2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        ASSET BACKED FUNDING CORPORATION
        ASSET-BACKED CERTIFICATES, SERIES 2004-FF1
        GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                       PERCENT                               W.A.       W.A.        W.A.
                               OF        AGGREGATE       OF LOANS             W.A.     W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
                            MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.   GROSS    CREDIT  ORIGINAL   TERM TO     TERM TO    LOAN
NEXT RATE ADJUSTMENT DATE    LOANS        BALANCE         BALANCE     DTI    COUPON   SCORE     LTV      MATURITY    MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------
October 1, 2004                 5     $  2,811,284.33       1.11%    51.84%   5.285%    664     82.60%      360         357       3
------------------------------------------------------------------------------------------------------------------------------------
November 1, 2004                7        3,209,412.53       1.26     42.00    5.454     661     82.76       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2006                 140       69,037,027.03      27.19     45.06    5.967     664     81.44       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2006                   242      120,882,449.16      47.61     44.88    6.075     666     81.72       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2007                   8        3,329,219.78       1.31     43.37    5.891     670     86.87       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2007                    36       16,562,636.08       6.52     43.58    5.979     665     79.59       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
April 1, 2009                  31       15,319,077.93       6.03     39.05    5.646     676     76.95       360         357       3
------------------------------------------------------------------------------------------------------------------------------------
May 1, 2009                    47       22,775,645.03       8.97     41.91    5.763     687     79.25       360         358       2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        516     $253,926,751.87     100.00%    44.24%   5.966%    668     81.09%      360         358       2
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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